                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (Section)240.14a-11(c) or
      (Section)240.14a-12

                            M.H. MEYERSON & CO., INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:


          ----------------------------------------
      2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------
      4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------
      5)  Total fee paid:


          ----------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:


          ----------------------------------------
      2)  Form, Schedule or Registration Statement No.:


          ----------------------------------------
      3)  Filing Party:


          ----------------------------------------
      4)  Date Filed:


          ----------------------------------------

                                                                PRELIMINARY COPY

                            M.H. MEYERSON & CO., INC.
                              NEWPORT OFFICE TOWER
                            525 WASHINGTON BOULEVARD
                          JERSEY CITY, NEW JERSEY 07310

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

     DATE:    Tuesday, August 1, 2000
     TIME:    8:00 a.m.
     PLACE:   Newport Office Tower
              525 Washington Boulevard
              Jersey City, New Jersey 07310

MATTERS TO BE VOTED ON:
1.   Election of three Class III directors.
2.   Approval of the creation of blank check preferred stock.
3.   Approval of the 2000 Stock Option Plan.
4. Ratification of the appointment of Vincent R. Vassalo, CPA, as our independent accountant for our fiscal year ending January 31, 2001.
5.   Any other matters properly brought before the shareholders at the meeting.


                                      By order of the Board of Directors,

                                      Martin H. Meyerson
June 29, 2000                         Chairman and Chief Executive Officer


--------------------------------------------------------------------------------
                                    CONTENTS
                                                                        Page
                                                                        ----
    General Information About Voting                                      2
    Proposal No. 1: Election of Directors                                 4
    Proposal No. 2: Approval of Blank Check Preferred Stock              12
    Proposal No. 3: Approval of 2000 Stock Option Plan                   14
    Proposal No. 4: Appointment of Independent Accountants               15
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the board of directors. This proxy statement was first mailed to shareholders on June 29, 2000.

                        GENERAL INFORMATION ABOUT VOTING


WHO CAN VOTE?

     You can vote your shares of common stock if our records show that you owned the shares on June 22, 2000. A total of 6,582,315 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for all of the three director nominees and for each of the other proposals to be considered at the meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

     We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     If your Shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that the applicable exchange determines to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have not retained any proxy solicitation firm, so our costs in contacting you will be minimal.

                                 STOCK OWNERSHIP

     The following table shows the number of shares of common stock beneficially owned (as of June 22, 2000) by:

     o each person who we know beneficially owns more than 5% of the common stock;

     o   each director;

     o each executive officer named in the Summary Compensation Table on page 10; and

     o   the directors and executive officers as a group.

     Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all common stock shown as beneficially owned by them. This information is based upon 6,582,315 outstanding shares of common stock and presently exercisable options to acquire 793,520 shares of common stock held by the persons noted:


                                          COMMON STOCK
NAME AND ADDRESS                       BENEFICIALLY OWNED      PERCENT OF CLASS
----------------                       ------------------      ----------------
Martin H. Meyerson                            1,898,190             27.7%

Electronic Trading Group, L.L.C.                485,300              7.4%
111 Broadway
New York, NY 10006

Kenneth J. Koock                                380,125              5.5%

Jeffrey E. Meyerson                             260,000              3.9%

Eugene M. Whitehouse                            100,000              1.5%

Bertram Siegel, Esq.                             83,000              1.3%

Martin Leventhal, CPA                            42,500               *

Alfred T. Duncan                                 35,000               *

All executive officers
and directors as a
group (7 people)                              2,781,315             37.7%

--------
* Less than 1%

Unless otherwise stated, the business address of each of the named individuals in this table is c/o M.H. Meyerson & Co., Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310.

The number of shares beneficially owned by Martin H. Meyerson includes 273,520 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Kenneth J. Koock includes 287,500 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Jeffrey E. Meyerson includes 120,000 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Eugene M. Whitehouse includes 25,000 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Bertram Siegel, Esq. includes 25,000 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Martin Leventhal, CPA includes 27,500 shares of our common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Alfred T. Duncan includes 35,000 shares of our common stock issuable upon exercise of currently exercisable options.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the number of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. There are presently seven Board members, three in the class holding office until the annual meeting, two in the class holding office until the next succeeding annual meeting, and two in the class holding office until the second succeeding annual meeting. Messrs. Martin H. Meyerson, Jeffrey E. Meyerson and Bertram Siegel, Esq., management's nominees for Class III Directors, are now serving as Class III Directors.

     Unless otherwise indicated on a proxy, the proxy holders intend to vote the shares of common stock for which they hold proxies "FOR" the election of Martin
H. Meyerson, Jeffrey E. Meyerson and Bertram Siegel, Esq. as Class III Directors. Each of such persons has consented to being named as a nominee in this Proxy Statement and to serve as a Class III Director if elected.

     The Board has no nominating committee. The nominees for Class III Directors were selected by the entire Board of Directors. At the meeting, shareholders may make nominations for Class III Directors.

     While the Board of Directors has no reason to believe that any of Messrs. Martin H. Meyerson, Jeffrey E. Meyerson or Bertram Siegel, Esq. will not be available as a candidate for election, should this situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

     The following persons have been nominated for election as Directors of the Company as members of the indicated class, to serve for a term of three years:

                                               Director
                  Name              Age         Since          Class
                  ----              ---         -----          -----


        Martin H. Meyerson           69          1960           III
        Jeffrey E. Meyerson          34          1993           III
        Bertram Siegel, Esq.         62          1994           III


     All Directors hold office until their terms expire and until their successors have been elected and qualified.

     Certain information concerning the directors who are being nominated for reelection at the meeting and the incumbent directors whose terms of office continue after the annual meeting and executive officers of the Company named in the section "Summary Compensation Table" and all directors and executive officers as a group, is set forth below.

MARTIN H. MEYERSON, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER

     Martin H. Meyerson is our Chairman, Chief Executive Officer, Chief Financial Officer and a director since founding our company in 1960. Since February 1999, he has been Chairman of the Board of Directors of the Company's eMeyerson.com Inc. subsidiary ("eMeyerson.com"). Mr. Meyerson was also the President and a director of Bio Recovery Technology, Inc., a research and development company involved in microbiological and pollution control products, from 1984 through 1986. He was also the chairman of the board of Bio Metallics, Inc., a firm also involved in pollution control products, from 1987 through 1990. Mr. Meyerson graduated from Packard College in 1952, majoring in Business Administration.

KENNETH J. KOOCK, VICE CHAIRMAN AND DIRECTOR

     Kenneth J. Koock has been with us since 1977 and became a director in 1993. Since February 1999, he has been Vice-Chairman of the Board of Directors of eMeyerson.com. Mr. Koock received his B.A. degree from Duke University in 1963 and a law degree in 1966 from St. John's University. He was president of Bio Metallics, Inc. from 1987 through 1990 and is a member of the New York State Bar Association.

JEFFREY E. MEYERSON, VICE PRESIDENT, TRADING AND DIRECTOR

     Jeffrey E. Meyerson has been with us since 1987. He became Vice President of the Trading Department in 1989 and a Director in 1993. Since November 1999, he has been President and a director of eMeyerson.com. He received an Economics/Management degree from Ithaca College in 1987. He is the son of our Chairman.

EUGENE M. WHITEHOUSE, SENIOR VICE PRESIDENT, CONTROLLER, SECRETARY, TREASURER AND DIRECTOR

     Eugene M. Whitehouse has been associated with us since 1983 and became our Vice President and Controller in 1994, Senior Vice President in 2000 and a director in 1996. Since February 1999, he has been Chief Financial Officer of eMeyerson.com. He received a B.B.A. degree from Pace University in 1982, and an M.B.A. from St. Peter's College with a concentration in MIS in 1994, and a concentration in International Business in 1997.

BERTRAM SIEGEL, ESQ., DIRECTOR

     Bertram Siegel became a director in 1994. Mr. Siegel is a partner in the law firm of Siegel and Siegel, and was a member of the Board of Directors of Bio Metallics, Inc. from 1987 through 1990. He is a member of the New Jersey and Bergen County Bar Associations, and received his Juris Doctor degree from Rutgers, the State University of New Jersey in 1963.

MARTIN LEVENTHAL, CPA, DIRECTOR

     Martin Leventhal graduated from Brooklyn College in 1958 and became a Certified Public Accountant in 1963. He became a director in 1994. With the exception of time spent in military service, he has been actively involved in public accounting since his graduation. In 1971, he founded the firm most recently known as Martin Leventhal & Company, a CPA firm with approximately 25 employees. In 1997 Martin Leventhal & Company merged with Weinick, Sanders & Co. to form Weinick, Sanders, Leventhal & Co., LLP, with approximately 100 employees, of which Mr. Leventhal is the executive partner. He is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants, for which he served on numerous committees. He has also held a principal's license in the securities industry.

ALFRED T. DUNCAN, DIRECTOR

     Alfred T. Duncan has been an independent management consultant since 1992, specializing in financial management for small growth firms. He became a director in 1997. Prior to 1992, he held numerous senior positions with Commodore International, Ltd. including General Manager of Latin America and Eastern Europe (1990-1991) and General Manager of U. S. operations (1987-1990). He was President and Chief Executive Officer of Victor Technologies (1986-1987) and has held financial management positions with A. M. International, Abbott Laboratories, First National Bank of Chicago, and Ford Motor Company. He is currently Executive Vice President and Chief Financial Officer of On Site Sourcing Inc. He received an M.B.A. degree from Harvard University in 1972 and a B.S.C.E. degree from Duke University in 1965.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We pay maintenance charges for space in Aventura, Florida, under an agreement with our Chairman, who owns the property. This space is primarily used for entertainment and investment banking purposes. The total maintenance charges for the years ending January 31, 2000 and 1999 were $10,335 and $10,440, respectively. We also pay rent for space in New York City, New York, which is leased in the name of our Chairman. This property is also used primarily for entertainment and investment banking. The total rent paid on this space for the years ended January 31, 2000 and 1999 was $38,400 and $35,315, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on our review of the copies of the forms we have received, except for Martin Leventhal, who inadvertently omitted to file a Form 4 on a timely basis for the months of July and August 1999, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

COMMITTEES OF THE BOARD AND OTHER INFORMATION. The board of directors has one committee, the audit committee.

AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Leventhal, Siegel and Duncan. The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention, or termination of our independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of our system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; discuss with management any concerns the Committee may have with regard to our business practices; hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities; and review the overall activities of our internal auditors.

     The board of directors had two meetings and took action by written consent twice during the year ended January 31, 2000. No director was absent from more than one meeting. There is no separate Compensation Committee but the Board of Directors, acting as a whole, fills this function.

     Directors receive 7,500 options to purchase shares of our common stock annually. Outside Directors are compensated $500 for each meeting of the Board of Directors he attends. Inside Directors have waived their right to be compensated for attending meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following report and the performance graph on page 12 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of our filings under the Securities Act of 1993 or the Securities Exchange Act of 1934, unless we state otherwise.

                      REPORT OF THE COMPENSATION COMMITTEE

     COMPENSATION POLICIES. The principal goal of our compensation program as administered by the Board of Directors is to help us attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

     BASE SALARY. Base salaries paid to our executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and our performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

     BONUSES. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. We set goals of revenue and profitability for each group.

     LONG TERM INCENTIVES. We provide our executive officers with long-term incentive compensation through grants of stock options our stock option plan. The grant of stock option aligns the executive's interests with those of our shareholders by providing the executive with an opportunity to purchase and maintain an equity interest in our stock and to share in the appreciation of its value. In fiscal year 2000, options to purchase 22,500 shares of our common stock were granted to Kenneth J. Koock.

     CEO'S COMPENSATION. As discussed in the Summary Compensation Table, Mr. Meyerson received a base salary of $600,000 for fiscal year 2000 and received a bonus of $200,000. The factors involved in determining our CEO's compensation are our revenues and profits, his lengthy experience and business acumen, his responsibilities, and the efforts exerted by him in the performance of his duties.

Reported upon by the Board of Directors:

         Martin H. Meyerson               Eugene M. Whitehouse
         Kenneth J. Koock                 Bertram Siegel, Esq.
         Jeffrey E. Meyerson              Martin Leventhal, CPA
                                          Alfred T. Duncan

EMPLOYMENT AGREEMENTS

     We have an employment agreement with Martin H. Meyerson. The agreement provides for base annual compensation of $600,000, plus certain incentive compensation. The agreement expires in October, 2000 and is automatically renewable for periods of one (1) year. In the event we terminate without cause the employment of Mr. Meyerson (except by causing non-renewal of his employment agreement), he would receive a severance payment equal to one year's base salary plus accrued benefits and incentive compensation.

INTERNAL REVENUE CODE LIMITS

     Section 162(a) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Company currently intends to structure its executive-compensation packages to meet these requirements.

SUMMARY COMPENSATION TABLE

     The following table sets forth as of the years ended January 31, 2000, 1999 and 1998 the compensation we paid for services rendered in all capacities to all executive officers whose cash compensation exceeded $100,000 during these years:


                                                                                                Long Term
                                                                                               Compensation
                                                                                                Securities
                                                   Fiscal                                       Underlying
Name and Principal Position                         Year        Salary           Bonus        Options/SARS(#)
---------------------------                         ----        ------           -----        ---------------
Martin H. Meyerson, Chairman................        2000       $600,000         $200,000            --
                                                    1999        512,500            --               --
                                                    1998        600,000            --             15,000

Kenneth J. Koock, Vice Chairman (1).........        2000      1,149,800            --               --
                                                    1999        434,800            --             10,000
                                                    1998        574,800            --               --

Michael Silvestri, President and Chief
   Operating Officer (2)....................        2000        200,018          200,000            --
                                                    1999        225,018          100,000         115,000
                                                    1998        215,018            --              5,000

----------------------
(1) Mr. Koock does not receive a base salary. His compensation is based on commissions earned.

(2) Mr. Silvestri earns compensation based on commissions earned in addition to his contracted salary and incentive amounts.

     This table does not specify "other compensation" since it is less than 10% of the total salary and bonus reported for each officer.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2000:


                         Number of Securities    % of Total Options
                          Underlying Options    Granted to Employees
         Name                 Granted (#)          in Fiscal Year      Exercise Price ($/sh)     Expiration Date
         ----                 -----------          --------------      ---------------------     ---------------

Martin H. Meyerson                0                      n/a                    0                      n/a

Kenneth J. Koock               22,500(1)                7.35                 6.03125                  6/22/04

Michael Silvestri                 0                      n/a                    0                      n/a

-------
(1) All such options were granted in connection with Mr. Koock's reelection to the Board of Directors in June 1999 and are immediately exercisable.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table contains information concerning (i) option exercises during the fiscal year ended January 31, 2000 by executive officers named in the Summary Compensation Table and (ii) the number and value, at January 31, 2000, of unexercised options held by executive officers named in the Summary Compensation Table:


                                                                                    This table represents the difference between
                                                         Number of Shares           the exercise price of the outstanding options
                                                            Underlying              and the estimated market price of the Common
                                                        Unexercised Options         Stock on January 31, 2000 of $4.50 per share.
                           Shares                          at FY-End(#)                  Value of Unexercised In-the Money
                         Acquired on        Value          (Exercisable                          Options at FY-End ($)
Name                     Exercise (#)    Realized ($)    /Unexercisable)                     (Exercisable /Unexercisable)
----                     ------------    -----------     ---------------                     ----------------------------

Martin H. Meyerson           --              --            273,520/0                                756,589/0

Kenneth J. Koock             --              --            287,500/0                                596,250/0

Michael Silvestri       130,000         626,094                --                                     --


SHARE PERFORMANCE GRAPH

The following graph shows changes over the past five year period ending January 31, 2000 of $100 invested in: (1) the Nasdaq Stock Market, (2) The Nasdaq Financial Stocks, and (3) our common stock.

 NASDAQ FINANCIAL STOCKS           NASDAQ US MARKET     M.H.MEYERSON & CO., INC.

 1/31/95       100.000                    100.000                  100.000

 1/31/96       142.020                    141.298                  200.000

 1/31/97       188.584                    185.256                  406.250

 1/30/98       266.120                    218.666                  368.750

 1/29/99       268.387                    342.047                  231.250

 1/31/00       247.927                    524.674                  450.000



                                 PROPOSAL NO. 2
                     AUTHORIZATION OF BLANK CHECK PREFERRED

     At the annual meeting, you will be asked to approve an amendment to our Certificate of Incorporation authorizing blank check preferred stock. Our Certificate of Incorporation presently does not authorize any class of equity securities other than the common stock. The proposed amendment would authorize the issuance by our Company of up to two hundred thousand shares of preferred stock, par value $.001 per share (the "Preferred Stock").

     We recommend that you vote in favor of the amendment. The amendment was adopted by the Board of Directors on June 15, 2000.

     VOTE REQUIRED. If a majority of the shares of common stock entitled to vote at the meeting are voted for the amendment, the amendment will be approved. Broker novotes will have the effect of votes against the proposal to create blank check preferred stock.

PRINCIPAL REASONS FOR AUTHORIZATION

     The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of our Company and our shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financings, strategic alliances, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of our Company. In addition, the Board of Directors believes that it is desirable that our Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

     The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as may be determined by the Board of Directors. Thus, if the amendment is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to two hundred thousand shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by our Company's shareholders.

POSSIBLE DISADVANTAGES OF AUTHORIZATION

     It is not possible to determine the actual effect of the Preferred Stock on the rights of the shareholders of our Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payments of dividends to holders of the common stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into common stock; and (iv) restrictions upon any distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

     The Board of Directors is required by New Jersey law to make any determination to issue shares of Preferred Stock based upon its judgment as advisable and in the best interests of the shareholders and our Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the shareholders and our Company. The issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the common stock on any merger, sale or exchange of assets by our Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of the person or entity seeking to obtain control of our Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and our Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the common stock.

                                 PROPOSAL NO. 3
                     APPROVAL OF THE 2000 STOCK OPTION PLAN

     At the annual meeting, you will be asked to vote to approve our 2000 Stock Option Plan which provides for the issuance of up to 500,000 shares of common stock.

     We recommend that you vote in favor of the Plan. The Plan was adopted by the Board of Directors on June 15, 2000

     VOTE REQUIRED. If a majority of the shares of common stock entitled to vote at the meeting are voted for the 2000 Stock Option Plan, the Plan will be approved.

     SUMMARY OF THE PLAN. Here is a summary of the significant terms of the
Plan:


     Total Number of
        Shares Covered........................   500,000

     Term of Plan.............................   The Plan will expire on June 14, 2010, unless we
                                                 terminate it earlier.

     Administration...........................   The Board of Directors administers the Plan.

     Eligible Persons.........................   Officers and other key employees of the Company,
                                                 directors, consultants and independent contractors.

     Exercise Price...........................   The fair market value on the date of grant; generally
                                                 this is the closing price of our common stock on the
                                                 date we grant the option.

     Terms of Options.........................   Generally 10 years, but could be a shorter period.

     Vesting of Options.......................   Options will generally vest over the term provided in
                                                 the grant.

     Exercise of Options......................   The holder of an option can choose to pay the exercise
                                                 price of the option in cash or with our common stock
                                                 (valued at the closing price of the common stock on
                                                 the exercise date).

     Transferability..........................   Non-transferable by holder during lifetime.


     GENERAL DISCUSSION. As of June 27, 2000, no options have been granted under the Plan.

     Stock options are a key factor in our efforts to attract new employees and consultants and to retain and motivate existing employees and consultants. If our 2000 Stock Option Plan is not approved, our ability to secure the services of new employees and consultants and to retain and motivate existing personnel will be impaired.

     FEDERAL INCOME TAX CONSEQUENCES TO OPTION-HOLDERS. All options granted under the Plan may or may not be "incentive stock options" as defined in Section 422 of the Internal Revenue Code. If the option is an incentive stock option, no taxable income is recognized by the holder either upon grant of the option or exercise of the option. If the option is not an incentive stock option then, when the option is exercised, the option-holder will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. When shares are resold by the option-holder, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. We will be entitled to a deduction in the same amount as any ordinary income recognized by the option-holder.

     This is only a summary of the federal income tax consequences of the grant and exercise of options under the Plan. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any municipality, state, or foreign country where an optionee resides.

                                 PROPOSAL NO. 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     We have appointed the accounting firm of Vincent R. Vassallo, CPA as our independent accountants to examine the Company's financial statements for the year ending January 31, 2001. A resolution to ratify the appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Vincent R. Vassallo, CPA.

     We recommend that you vote for ratification of the appointment of Vincent
R. Vassallo, CPA.

     Vincent R. Vassallo, CPA examined the Company's financial statements for 1999. A representative of this firm will be at the meeting and available to answer questions.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than March 1, 2001 to be considered for inclusion in the Company's next Proxy Statement. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2001 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before May 15, 2001, unless the 2001 Annual Meeting is not held within 30 days before or after the anniversary date of the 2000 Annual Meeting.

                                  OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can obtain a copy of our Annual Report on Form 10-K for the year ended January 31, 2000 at no charge by writing to our corporate secretary at Newport Office Tower, 525 Washington Boulevard, Jersey City, New Jersey 07310.


                                       By order of the Board of Directors,

                                       /s/ Martin H. Meyerson

                                       Martin H. Meyerson
June 29, 2000                          Chairman and Chief Executive Officer

                            M.H. MEYERSON & CO., INC.
                             2000 STOCK OPTION PLAN
                             ----------------------

     SECTION 1. Establishment. There is hereby established the M.H. MEYERSON & CO., INC. 2000 Stock Option Plan (the "Plan"), pursuant to which employees (including officers, directors, consultants and other persons who perform substantial services for or on behalf of M.H. MEYERSON & CO., INC. and/or its subsidiaries) [the "Company"] may be granted options to purchase shares of common stock of the Company, par value $.01 per share ("Common Stock"), and thereby share in the future growth of the business. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 2. Status of Options. The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of
Section 422 of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

     SECTION 3. Eligibility. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of the adoption of this Plan or thereafter, any directors of the Company, and any consultants and other persons who perform substantial services for or on behalf of the Company, any of its Subsidiaries or affiliates, or any entity in which the Company has an interest (collectively, the "Grantees") shall be eligible to be granted Non-incentive Stock Options under this Plan. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan.

     SECTION 4. Number of Shares Covered by Options; No Preemptive Rights. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 500,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 9 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any shareholder. If any outstanding Option granted under this Plan expires or is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

     SECTION 5. Administration.

     (A) This Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of this Plan, the Board shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the Grantees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and, as limited by Section 3 hereof, whether each Option shall be an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Board may take into account the nature of the services rendered by the respective Grantees, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant. Nothing contained in this Plan shall be deemed to give any Grantee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Board. The Board's determination on all of the matters referred to in this Section 5 shall be conclusive.

     (B) The Board may at its election provide in any option agreement covering the grant of Options under this Plan that, upon the exercise of such Options, the Company will loan to the holder thereof such amount as shall equal the purchase price of the shares of Common Stock issuable upon such exercise, such loan to be on terms and conditions deemed appropriate by the Board.

     (C) Notwithstanding any provision hereof to the contrary, the Board shall have sole and exclusive authority with respect to the grant of Options to directors.

     SECTION 6. Terms of Incentive Stock Options. Each Incentive Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Stock Option is granted, and shall be subject to the following terms and conditions:


     (A) The price at which shares of Common Stock covered by each Incentive Stock Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Board, but shall be an amount not less than the par value of such shares and not less than the fair market value of such shares on the date of grant. For purposes of this Section and Section 7, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Board or (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and (ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Board in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

     (B) The price of the shares to be purchased pursuant to each Incentive Stock Option shall be paid in full in cash. Additionally, the grant may provide at the option of the Board, that payment may be made by delivery (i.e., surrender) of shares of Common Stock of the Company then owned by the Grantee, at the time of the exercise of the Incentive Stock Option. Shares of Common Stock so delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for the purchase price of Incentive Stock Options as set forth in paragraph (a) of this Section, or as otherwise determined by the Board, in its discretion, pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

     (C) Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Incentive Stock Option is granted (hereinafter called the "Incentive Stock Option Period") and, in any event, only during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination; provided, however, that if Incentive Stock Options as to 100 or more shares are held by a Grantee, then such Incentive Stock Options may not be exercised for less than 100 shares at any one time, and if Incentive Stock Options for less than 100 shares are held by a Grantee, then Incentive Stock Options for all such shares must be exercised at one time; and provided, further, that if the Grantee, while still employed by the Company or any of its Subsidiaries, shall die or become disabled (within the meaning of Section 22(e)(3) of the Code) within the Incentive Stock Option Period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

         (I) the expiration of the period of one year after the date of the Grantee's death or disability, or

         (II) the expiration of the Incentive Stock Option Period, by the person or persons entitled to do so under the Grantee's will, or, if the Grantee shall fail to make testamentary disposition of said Incentive Stock Option, or shall die intestate, by the Grantee's legal representative or representatives.

     (D) Each Incentive Stock Option granted under this Plan shall by its terms be non-transferable by the Grantee except by will or by the laws of descent and distribution, and each Incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

     (E) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

     (F) The Incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board including, without limitation, provisions (i) requiring the giving of satisfactory assurances by the Grantee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares, and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and (iii) requiring the resale of such shares to the Company at the option price (or some alternative valuation specified by the Board) if the employment of the employee terminates prior to a specified time. In addition, the Board, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Board may determine to be appropriate.

     (G) In the discretion of the Board, a single Stock Option Agreement may include both Incentive Stock Options and Non-incentive Stock Options, or those options may be included in separate stock option agreements.

     SECTION 7. Terms of Non-incentive Stock Options. Each Non-incentive Stock Option granted under this Plan shall be evidenced by a Non-incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Non-incentive Stock Option is granted, and shall be subject to the following terms and conditions:

     (A) The price at which shares of Common Stock covered by each Non-incentive Stock Option may be purchased pursuant thereto shall be such amount as determined by the Board but not less than the par value of such shares.

     (B) Each Non-incentive Stock Option Agreement shall provide that such Non-incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period up to and including ten years after the date on which the Non-incentive Stock Option is granted.

     (C) Each Non-incentive Stock Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution, and each Non-incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

     (D) The Non-incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board, in its sole discretion, including without limitation the terms, provisions and conditions set forth in Section 6(f) with respect to Incentive Stock Option Agreements.

     SECTION 8. Limit on Option Amount.

     (A) Notwithstanding any provision contained herein, the aggregate fair market value (determined under Section 6(a) as of the time Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of
Section 424 of the Code) shall not exceed $100,000. If an Incentive Stock Option exceeds this $100,000 limitation, the portion of such Option which is exercisable for shares of Common Stock in excess of the $100,000 limitation shall be treated as a Non-incentive Stock Option. The limit in this paragraph shall not apply to Options which are designated as Non-incentive Stock Options, and, except as otherwise provided herein, there shall be no limit on the amount of such Options which may be first exercisable in any year.

     (B) Notwithstanding any provision contained herein, grants of options under this Plan to any one optionee who is an employee of the Company shall be limited to Options to purchase no more than 150,000 shares of Common Stock per calendar year (subject to adjustment in the event of a stock split).

     SECTION 9. Adjustment of Number of Shares.

     (A) In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board such substitution cannot be effected or would be inappropriate, or if the

Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this
Section 9(a), in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan and of each stock option agreement. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the shareholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the shareholders. In the case of any such substitution or adjustment as provided for in this
Section 9(a), the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 9. No adjustment or substitution provided for in this
Section 9 shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of the adjustments or substitution is to cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Incentive Stock Option within the meaning of
Section 424 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding option as the Board of Directors, in its sole discretion, shall deem equitable.

     (B) In the event that the Company shall effect a distribution, other than a normal and customary cash dividend, upon shares of Common Stock, the Board may, in order to prevent significant diminution in the value of Options as a result of any such distribution, take such measures as it deems fair and equitable, including, without limitation, the adjustment of the option price per share for shares not issued and sold hereunder prior to the record date for said distribution.

     SECTION 10. Amendments. This Plan may be terminated or amended from time to time by vote of the Board; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof and no amendment which shall
(i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options, shall be effective without the approval of the shareholders. Notwithstanding the foregoing, the Plan may be amended by the Board to incorporate any amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (i) incentive stock option status for outstanding Incentive Stock Options and the ability to issue Incentive Stock Options pursuant to the Plan, and (ii) the deductibility by the Company pursuant to Section 162(m) of the

Code of amounts taxed to Plan participants as ordinary compensation income.

     SECTION 11. Effective Date and Termination. The Plan shall become effective on the date hereof, subject to adoption and approval by the shareholders of the Company at the Annual Meeting of Shareholders to be held in June 2000. Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date of first adoption of the Plan and approval by the shareholders.

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                        & DATE IT ABOVE



















--------------------------------------------------------------------------------

                           M.H. MEYERSON & CO., INC.

                              NEWPORT OFFICE TOWER
                            525 WASHINGTON BOULEVARD
                         JERSEY CITY, NEW JERSEY 07310

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2000

     The undersigned hereby appoints Martin H. Meyerson and Kenneth J. Koock, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for on behalf of the undersigned at the Annual Meeting of Shareholders of M.H. Meyerson & Co., Inc. (the "Company") to be held at Newport Office Tower, 525 Washington Boulevard, Jersey City, New Jersey on Tuesday, August 1, 2000, at 8:00 a.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY, FOR PROPOSALS 2, 3 AND 4 AND ON ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.

              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)
--------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                           M.H. MEYERSON & CO., INC.

                                 AUGUST 1, 2000




                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

A [X] Please mark your votes as in this example.

                                                  FOR             WITHHOLD
1.  Election of three Class III directors.        [ ]               [ ]


For, except vote withheld from the following nominee(s):


--------------------------------------------------------

Nominees:  Martin H. Meyerson
           Jeffrey E. Meyerson
           Bertram Siegel

                                              FOR         AGAINST      ABSTAIN
2. Approval of the amendment to our
   Certificate of Incorporation creating      [ ]           [ ]          [ ]
   a class of preferred stock.

3. Approval of our 2000 Stock Option Plan.    [ ]           [ ]          [ ]

4. Ratification of the appointment of
   Vincent R. Vassalo, CPA, as our
   independent accountant for our fiscal      [ ]           [ ]          [ ]
   year ending January 31, 2001.

5. Any other matters properly brought before the shareholders at the meeting.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


Signature                     Signature if held jointly
         ---------------------                          -----------------------

Dated:           , 2000
      -----------

NOTE: Signature should conform exactly to name on this Proxy. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, trustees, attorneys and officers signing for corporations should give full title.